     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2006

TRANSNATIONAL AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-33149	76-0603927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Columbia Tower
701 5th Avenue, Suite 4200
Seattle, WA 98104
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (206) 262-7413

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)
Effective August 29, 2006, Transnational Automotive Group, Inc. (the “Company”) accepted the voluntary resignation of Joseph Parker as Director, Chairman and Chief Executive Officer of the Company; and

Effective August 29, 2006, the Company accepted the voluntary resignation of Daniel C. Goldman as Director and Treasurer of the Company; and

Effective August 29, 2006 the Company accepted the voluntary resignation of Adam Jenn as Director of the Company; and

(d)
Effective August 29, 2006, Mr. Seid Sadat was appointed Director of the Company. Mr. Sadat will continue in his capacity as Managing Audit Partner of Magidoff Sadat & Gilmore, LLP, a full-service Certified Public Acounting firm located in Woodland Hills, CA. Mr. Sadat has held this position with the firm and its predecessors since 1992. Prior to establishing his own firm he was an Audit Manager of an accounting firm specializing in M&As and IPOs. Mr. Sadat has experience administering audits and consulting engagements for companies ranging from small-market owner-managed businesses to NYSE public companies. In addition to his usual commitments managing the firm’s Audit Practice, Mr. Sadat regularly lectures at colleges and various organizations throughout Southern California on a broad range of accounting and auditing topics. Mr. Sadat is an active member of the California Board of Accountancy's Report Quality Monitoring Committee, the American Institute of CPA’s and the California Society of CPA’s; and

Effective August 29, 2006, Mr. Henry Huber was appointed Director of the Company. Mr. Huber has a Masters of Education degree, and has spent the last five years as President of his company, Uptrend Investment Services, providing investment services to private clients.

Effective August 29, 2006 Dr. Ralph Thomson, a Director of the Company, was appointed Chairman of the Company.

There are no family relationships between any of the directors or officers.

The current Board of Directors of Transnational Automotive Group, Inc. now consists of:
Dr. Ralph Thomson - Director and Chairman of the Board
Seid Sadat - Director
William Jacobson – Director
Henry Huber – Director

Section 8 – Other Events

Item 8.01 Other Events

Upon Mr. Parker’s resignation, 17,600,000 shares of common stock of the Company held by Parker Transnational Industries were returned to the Company for cancellation; and

Upon Mr. Goldman’s resignation, 400,000 shares of common stock of the Company held by Daniel C. Goldman were returned to the Company for cancellation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSNATIONAL AUTOMOTIVE GROUP, INC.
(Registrant)

Date: September 11, 2006	/s/ Philip T. Klapakis
Philip T. Klapakis, President